UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2011

Endocyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Kent Avenue, Suite A1-100

West Lafayette, Indiana 47906

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 765-463-7175

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On December 13, 2011, Endocyte, Inc. (the “Company”) issued a press release announcing results of supplemental analyses of its PRECEDENT trial and scheduling a conference call and webcast to be held today at 8:30 a.m., EST.

A copy of the Company’s press release is attached as Exhibit 99.1. A copy of the slides expected to be used in the conference call and webcast is attached as Exhibit 99.2. The information in the exhibits is incorporated by reference into this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 13, 2011

99.2	Slides for webcast, December 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2011

ENDOCYTE, INC.

By:	/s/ MICHAEL A. SHERMAN
Michael A. Sherman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 13, 2011

99.2	Slides for webcast, December 13, 2011

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